FINANCIAL AND OTHER INCOME, NET	6 Months Ended
Jun. 30, 2017
FINANCIAL AND OTHER INCOME, NET [Abstract]
FINANCIAL AND OTHER INCOME, NET
NOTE 9:-        FINANCIAL AND OTHR INCOME, NET

	Six months ended June 30,
	2017	2016
	Unaudited

Interest income	$293	$377
Income from sales of marketable securities	-	277
Exchange rate differences and other	(138)	12

Financial and other income, net	$155	$666